UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  November 22, 2019

(Date of earliest event reported)

CD 2017-CD3 Mortgage Trust

(Central Index Key Number of issuing entity: 0001693368)

(Exact name of issuing entity as specified in its charter)

Citigroup Commercial Mortgage Securities Inc.

(Central Index Key Number of depositor: 0001258361)

(Exact name of depositor as specified in its charter)

Citigroup Global Markets Realty Corp.
(Central Index Key Number of sponsor: 0001541001)

(Exact name of sponsor as specified in its charter)

German American Capital Corporation
(Central Index Key Number of sponsor: 0001541294)

(Exact name of sponsor as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-207132-10

(Commission File No. of issuing entity)

86-1073506

(IRS Employer Identification No. of depositor)

390 Greenwich Street

New York, New York

(Address of principal executive offices of depositor)

10013

(Zip Code)

Depositor’s telephone number, including area code   (212) 816-6000

Not Applicable
(Former name, former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

The Hilton Hawaiian Village Waikiki Beach Resort Mortgage Loan, an asset of CD 2017-CD3 Mortgage Trust (the “Issuing Entity”), is required to be serviced and administered pursuant to the trust and servicing agreement, dated as of November 28, 2016 (the “Hilton USA Trust 2016-HHV TSA”) between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and Wilmington Trust, National Association, as trustee. The Hilton USA Trust 2016-HHV TSA was filed as Exhibit 4.5 to the Current Report on Form 8-K with respect to the Issuing Entity, dated February 14, 2017 and filed with the Securities and Exchange Commission on February 14, 2017 under Commission File No. 333-207132-10. Effective as of November 22, 2019, the directing certificateholder under the Hilton USA Trust 2016-HHV TSA has removed AEGON USA Realty Advisors, LLC as special servicer under the Hilton USA Trust 2016-HHV TSA, and has appointed CWCapital Asset Management LLC as successor special servicer under the Hilton USA Trust 2016-HHV TSA. A copy of the related acknowledgment and assumption of proposed special servicer dated November 22, 2019 is attached hereto as Exhibit 20.1.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement dated as of February 1, 2017 relating to the Issuing Entity, filed as Exhibit 4.1 to the Current Report on Form 8-K/A with respect to the Issuing Entity, dated February 28, 2017 and filed with the Securities and Exchange Commission on March 6, 2017 under Commission File No. 333-207132-10.

Item 9.01– Financial Statements and Exhibits

(d) Exhibits:

20.1	Acknowledgment and Assumption of Proposed Special Servicer, dated November 22, 2019.

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 20.1	Acknowledgment and Assumption of Proposed Special Servicer, dated November 22, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Citigroup Commercial Mortgage Securities Inc.
 (Depositor)

/s/ Richard Simpson
Richard Simpson, President

Date: November 22, 2019